Exhibit 99.1

CROWN CASTLE INTERNATIONAL CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial information is based on the historical financial statements of Crown Castle International Corp. and its majority and wholly owned subsidiaries (the “Company”), adjusted to give effect to the following transactions:

(1)	the sale of the Company’s UK subsidiary (“CCUK”) and

(2)	the repayment of the Company’s 2000 Credit Facility.

On June 28, 2004, the Company announced that it had signed a definitive agreement to sell CCUK to National Grid Transco Plc for $2.035 billion in cash. The closing date of the transaction, subject to certain approvals, is expected to be on or before September 30, 2004. In accordance with the terms of the Company’s 2000 Credit Facility, the Company will be required to use approximately $1.3 billion of the proceeds from the transaction to fully repay the outstanding borrowings under the 2000 Credit Facility.

The Unaudited Pro Forma Condensed Consolidated Statements of Operations Information for the year ended December 31, 2003 and the three months ended March 31, 2004 give effect to these transactions as if they had occurred as of January 1, 2003. The Unaudited Pro Forma Condensed Consolidated Balance Sheet Information as of March 31, 2004 gives effect to these transactions as if they had been completed as of March 31, 2004. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that management believes are reasonable.

Included in the notes accompanying the pro forma financial information are tables summarizing the unaudited pro forma results of operations information and balance sheet information for the Company and its subsidiaries that are restricted by covenants in our high yield debt instruments (the “Restricted Group”). These subsidiaries exclude Crown Atlantic and certain investment subsidiaries which are designated as unrestricted subsidiaries under our high yield debt instruments.

The pro forma financial information does not purport to represent what the Company’s results of operations or financial condition would actually have been had these transactions in fact occurred on such dates or to project the Company’s results of operations or financial condition for any future date or period. The pro forma financial information should be read in conjunction with the consolidated financial statements and related notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10Q.

CROWN CASTLE INTERNATIONAL CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS INFORMATION

YEAR ENDED DECEMBER 31, 2003

(In thousands of dollars, except per share amounts)

	Historical	Adjustments for CCUK Sale (a)	Adjustments for Repayment of 2000 Credit Facility		Pro Forma
Net revenues:
Site rental and broadcast transmission	$786,788	$(310,634)	$—		$476,154
Network services and other	143,560	(71,244)	—		72,316

Total net revenues	930,348	(381,878)	—		548,470

Operating expenses:
Costs of operations (exclusive of depreciation, amortization and accretion):
Site rental and broadcast transmission	307,511	(144,336)	—		163,175
Network services and other	110,268	(63,522)	—		46,746
General and administrative	94,888	(7,827)	—		87,061
Corporate development	5,564	—	—		5,564
Restructuring charges	1,291	—	—		1,291
Asset write-down charges	14,317	—	—		14,317
Non-cash general and administrative compensation charges	20,654	(6,668)	—		13,986
Depreciation, amortization and accretion	324,152	(79,702)	—		244,450

	878,645	(302,055)	—		576,590

Operating income (loss)	51,703	(79,823)	—		(28,120)

Other income (expense):
Interest and other income (expense)	(148,474)	30,015	—		(118,459)
Interest expense, amortization of deferred financing costs and dividends on preferred stock	(289,647)	30,813	40,189	(b)	(218,645)

Income (loss) from continuing operations before income taxes, minority interests and cumulative effect of change in accounting principle	(386,418)	(18,995)	40,189		(365,224)

Provision for income taxes	(7,518)	7,053	—		(465)

Minority interests	(2,394)	—	—		(2,394)

Income (loss) from continuing operations before cumulative effect of change in accounting principle	$(396,330)	$(11,942)	$40,189		$(368,083)

Per common share – basic and diluted:
Loss from continuing operations before cumulative effect of change in accounting principle	$(2.08)				$(1.95	)(c)

Common shares outstanding – basic and diluted (in thousands)	216,947				216,947

See Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations Information.

CROWN CASTLE INTERNATIONAL CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS INFORMATION

THREE MONTHS ENDED MARCH 31, 2004

(In thousands of dollars, except per share amounts)

	Historical	Adjustments for CCUK Sale (a)	Adjustments for Repayment of 2000 Credit Facility		Pro Forma
Net revenues:
Site rental and broadcast transmission	$219,377	$(90,408)	$—		$128,969
Network services and other	29,110	(14,407)	—		14,703

Total net revenues	248,487	(104,815)	—		143,672

Operating expenses:
Costs of operations (exclusive of depreciation, amortization and accretion):
Site rental and broadcast transmission	82,987	(42,052)	—		40,935
Network services and other	25,316	(14,320)	—		10,996
General and administrative	23,643	(2,033)	—		21,610
Corporate development	439	—	—		439
Restructuring charges (credits)	(33)	—	—		(33)
Asset write-down charges	1,948	—	—		1,948
Non-cash general and administrative compensation charges	2,696	(481)	—		2,215
Depreciation, amortization and accretion	84,822	(23,597)	—		61,225

	221,818	(82,483)	—		139,335

Operating income (loss)	26,669	(22,332)	—		4,337

Other income (expense):
Interest and other income (expense)	(24,829)	(198)	—		(25,027)
Interest expense and amortization of deferred financing costs	(59,506)	2,184	16,067	(b)	(41,255)

Income (loss) from continuing operations before income taxes and minority interests	(57,666)	(20,346)	16,067		(61,945)

Provision for income taxes	(5,955)	5,802	—		(153)
Minority interests	(1,346)	—	—		(1,346)

Income (loss) from continuing operations	$(64,967)	$(14,544)	$16,067		$(63,444)

Per common share – basic and diluted:
Loss from continuing operations	$(0.34)				$(0.33	)(c)

Common shares outstanding – basic and diluted (in thousands)	219,294				219,294

See Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations Information.

CROWN CASTLE INTERNATIONAL CORP. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

INFORMATION

(In thousands of dollars, except per share amounts)

(a)	Reflects the historical results of operations of CCUK for the periods indicated.
(b)	Reflects:
(1)	decrease in interest expense as a result of the required repayment of the 2000 Credit Facility of $37,350 for the year ended December 31, 2003 and $15,231 for the three months ended March 31, 2004; and
(2)	the elimination of amortization of deferred financing costs related to the 2000 Credit Facility of $2,839 for the year ended December 31, 2003 and $836 for the three months ended March 31, 2004.
(c)	A reconciliation of the numerators and denominators of the pro forma basic and diluted per share computations is as follows:

	Year Ended December 31, 2003	Three Months Ended March 31, 2004
Pro forma loss from continuing operations before cumulative effect of change in accounting principle	$(368,083)	$(63,444)
Dividends on preferred stock	(54,294)	(9,696)
Gains on purchases of preferred stock	349	—

Pro forma loss from continuing operations before cumulative effect of change in accounting principle applicable to common stock for basic and diluted computations	$(422,028)	$(73,140)

Weighted-average number of common shares outstanding during the period for basic and diluted computations (in thousands)	216,947	219,294

Per common share – basic and diluted:
Pro forma loss from continuing operations before cumulative effect of change in accounting principle	$(1.95)	$(0.33)

The following tables summarize the unaudited pro forma results of operations information for the Restricted Group under our high yield debt instruments. Such information is not intended as an alternative measure of the operating results as would be determined in accordance with generally accepted accounting principles.

	Year Ended December 31, 2003
	Pro Forma	Exclusion of Unrestricted Subsidiaries	Restricted Group Pro Forma
Net Revenues:
Site rental and broadcast transmission	$476,154	$(103,258)	$372,896
Network services and other	72,316	(13,263)	59,053

Total net revenues	548,470	(116,521)	431,949

Operating expenses:
Costs of operations (exclusive of depreciation, amortization and accretion):
Site rental and broadcast transmission	163,175	(37,525)	125,650
Network services and other	46,746	(7,020)	39,726
General and administrative	87,061	(11,815)	75,246
Corporate development	5,564	—	5,564
Restructuring charges	1,291	289	1,580
Asset write-down charges	14,317	(4,510)	9,807
Non-cash general and administrative compensation charges	13,986	(1,352)	12,634
Depreciation, amortization and accretion	244,450	(42,570)	201,880

	576,590	(104,503)	472,087

Operating income (loss)	(28,120)	(12,018)	(40,138)

Other income (expense):
Interest and other income (expense)	(118,459)	7,812	(110,647)
Interest expense, amortization of deferred financing costs and dividends on preferred stock	(218,645)	14,933	(203,712)

Income (loss) from continuing operations before income taxes, minority interests and cumulative effect of change in accounting principle	(365,224)	10,727	(354,497)

Provision for income taxes	(465)	—	(465)
Minority interests	(2,394)	5,857	3,463

Income (loss) from continuing operations before cumulative effect of change in accounting principle	$(368,083)	$16,584	$(351,499)

	Three Months Ended March 31, 2004
	Pro Forma	Exclusion of Unrestricted Subsidiaries	Restricted Group Pro Forma
Net Revenues:
Site rental and broadcast transmission	$128,969	$(28,073)	$100,896
Network services and other	14,703	(1,525)	13,178

Total net revenues	143,672	(29,598)	114,074

Operating expenses:
Costs of operations (exclusive of depreciation, amortization and accretion):
Site rental and broadcast transmission	40,935	(9,508)	31,427
Network services and other	10,996	(1,623)	9,373
General and administrative	21,610	(3,122)	18,488
Corporate development	439	—	439
Restructuring charges (credits)	(33)	—	(33)
Asset write-down charges	1,948	(180)	1,768
Non-cash general and administrative compensation charges	2,215	(174)	2,041
Depreciation, amortization and accretion	61,225	(10,514)	50,711

	139,335	(25,121)	114,214

Operating income (loss)	4,337	(4,477)	(140)

Other income (expense):
Interest and other income (expense)	(25,027)	953	(24,074)
Interest expense and amortization of deferred financing costs	(41,255)	2,680	(38,575)

Income (loss) from continuing operations before income taxes and minority interests	(61,945)	(844)	(62,789)

Provision for income taxes	(153)	—	(153)
Minority interests	(1,346)	2,474	1,128

Income (loss) from continuing operations	$(63,444)	$1,630	$(61,814)

CROWN CASTLE INTERNATIONAL CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET INFORMATION

AS OF MARCH 31, 2004

(In thousands of dollars)

	Historical	Adjustments for CCUK Sale		Adjustments for Repayment of 2000 Credit Facility		Pro Forma
Assets:
Current assets:
Cash and cash equivalents	$171,485	$2,027,500	(a)	$(1,287,000	)(f)	$911,985
Receivables, net	84,987	(49,991	)(b)	—		34,996
Inventories	17,435	(7,807	)(b)	—		9,628
Prepaid expenses and other current assets	81,195	(48,306	)(b)	—		32,889

Total current assets	355,102	1,921,396		(1,287,000)		989,498
Property and equipment, net	4,700,727	(999,309	)(b)	—		3,701,418
Goodwill	1,235,433	(968,362	)(b)	—		267,071
Deferred financing costs and other assets, net	155,618	(366	)(b)	(14,626	)(g)	140,626

	$6,446,880	$(46,641)		$(1,301,626)		$5,098,613

Liabilities and Stockholders’ Equity:
Current liabilities:
Accounts payable	$37,235	$(29,061	)(c)	$—		$8,174
Accrued interest	31,230	—		—		31,230
Accrued compensation and related benefits	7,857	(2,238	)(c)	—		5,619
Deferred rental revenues and other accrued liabilities	274,089	(159,109	)(d)	—		114,980
Long-term debt, current maturities	46,461	—		(46,461	)(f)	—

Total current liabilities	396,872	(190,408)		(46,461)		160,003
Long-term debt, less current maturities	3,138,866	—		(1,240,539	)(f)	1,898,327
Other liabilities	222,162	(165,787	)(c)	—		56,375

Total liabilities	3,757,900	(356,195)		(1,287,000)		2,114,705

Minority interests	210,317	—		—		210,317
Redeemable preferred stock	507,037	—		—		507,037
Stockholders’ equity	1,971,626	309,554	(e)	(14,626	)(g)	2,266,554

	$6,446,880	$(46,641)		$(1,301,626)		$5,098,613

See Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet Information.

CROWN CASTLE INTERNATIONAL CORP. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET INFORMATION

(In thousands of dollars)

(a)	Reflects the following adjustments to cash and cash equivalents:
	(1) Increase resulting from the proceeds of the sale of CCUK	$2,035,000
	(2) Decrease resulting from the payment of fees related to the sale of CCUK	(7,500)

	Total adjustments to cash and cash equivalents	$2,027,500

(b)	Reflects the decreases in assets resulting from the sale of CCUK.

(c)	Reflects the decreases in liabilities resulting from the sale of CCUK, other than deferred rental revenues and other liabilities (see note d).

(d)	Reflects the following adjustments to deferred rental revenues and other accrued liabilities:
	(1) Decrease resulting from the sale of CCUK	$(171,109)
	(2) Increase resulting from estimated alternative minimum tax liability related to the gain on sale of CCUK	12,000

	Total adjustments to deferred rental revenues and other accrued liabilities	$(159,109)

(e)	Reflects the following adjustments to stockholders’ equity:
	(1) Increase resulting from estimated gain on sale of CCUK, net of tax	$558,951
	(2) Increase resulting from minimum pension liability adjustment related to CCUK’s liabilities which is removed from accumulated other comprehensive income (loss) upon sale of CCUK	11,660
	(3) Decrease resulting from foreign currency translation adjustments related to CCUK’s assets and liabilities which are removed from accumulated other comprehensive income (loss) upon sale of CCUK	(261,057)

	Total adjustments to stockholders’ equity	$309,554

(f)	Reflects the decrease resulting from the required repayment of the 2000 Credit Facility.

(g)	Reflects the write-off of deferred financing costs related to the 2000 Credit Facility.

The following table summarizes the adjustments for the CCUK sale, with increases to liabilities and stockholders’ equity balances shown as negative amounts:

	Adjustment Reference
	(a)(1), (e)(1)	(a)(2), (e)(1)	(b), (e)(1)	(c), (e)(1)	(d)(1), (e)(1)	(d)(2), (e)(1)	(e)(1), (e)(2)	(e)(1), (e)(3)	Total
Cash and cash equivalents	$2,035,000	$(7,500)	$—	$—	$—	$—	$—	$—	$2,027,500
Receivables, net	—	—	(49,991)	—	—	—	—	—	(49,991)
Inventories	—	—	(7,807)	—	—	—	—	—	(7,807)
Prepaid expenses and other current assets	—	—	(48,306)	—	—	—	—	—	(48,306)
Property and equipment, net	—	—	(999,309)	—	—	—	—	—	(999,309)
Goodwill	—	—	(968,362)	—	—	—	—	—	(968,362)
Deferred financing costs and other assets, net	—	—	(366)	—	—	—	—	—	(366)
Accounts payable	—	—	—	29,061	—	—	—	—	29,061
Accrued compensation and related benefits	—	—	—	2,238	—	—	—	—	2,238
Deferred rental revenues and other accrued liabilities	—	—	—	—	171,109	(12,000)	—	—	159,109
Other liabilities	—	—	—	165,787	—	—	—	—	165,787
Stockholders’ equity:
Accumulated other comprehensive income (loss)	—	—	—	—	—	—	(11,660)	261,057	249,397
Accumulated deficit	(2,035,000)	7,500	2,074,141	(197,086)	(171,109)	12,000	11,660	(261,057)	(558,951)

	$—	$—	$—	$—	$—	$—	$—	$—	$—

The following table summarizes the adjustments for the required repayment of the 2000 Credit Facility, with increases to liabilities and stockholders’ equity balances shown as negative amounts:

Adjustment Reference
(f), (g)
Cash and cash equivalents	$(1,287,000)
Deferred financing costs and other assets, net	(14,626)
Long-term debt, current maturities	46,461
Long-term debt, less current maturities	1,240,539
Stockholders’ equity:
Accumulated deficit	14,626

$—

The following table summarizes the unaudited pro forma balance sheet information for the Restricted Group under our high yield debt instruments. Such information is not intended as an alternative measure of financial position as would be determined in accordance with generally accepted accounting principles.

	As of March 31, 2004
	Pro Forma	Exclusion of Unrestricted Subsidiaries	Restricted Group Pro Forma
Assets:
Cash and cash equivalents	$911,985	$(87,741)	$824,244
Other current assets	77,513	(6,707)	70,806
Property and equipment, net	3,701,418	(695,650)	3,005,768
Investments in Unrestricted Subsidiaries	—	519,582	519,582
Goodwill	267,071	(55,377)	211,694
Deferred financing costs and other assets, net	140,626	(42,252)	98,374

	$5,098,613	$(368,145)	$4,730,468

Liabilities and Stockholders’ Equity:
Current liabilities	$160,003	$(19,859)	$140,144
Long-term debt, less current maturities	1,898,327	(180,000)	1,718,327
Other liabilities	56,375	(6,134)	50,241
Minority interests	210,317	(162,152)	48,165
Redeemable preferred stock	507,037	—	507,037
Stockholders’ equity	2,266,554	—	2,266,554

	$5,098,613	$(368,145)	$4,730,468